UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

DREAMS, INC.

(Exact name of registrant as specified in its charter)

Utah	000-30310	87-0368170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South University Drive, Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 377-0002

Registrant’s facsimile number, including area code: (954) 475-8785

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Friedman, Cohen, Taubman & Company, LLC

(i) On September 30, 2009, Friedman, Cohen, Taubman & Company, LLC (“Friedman”) was dismissed as the independent registered public accounting firm of Dreams, Inc. (“Dreams”) based on the recommendation of the Audit Committee of Dreams’ Board of Directors and subsequently approved by Dreams’ Board of Directors.

(ii) The reports issued by Friedman on the financial statements of Dreams for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that Friedman’s report on Dreams’ financial statements for the year ended December 31, 2008 contained an explanatory paragraph indicating that substantial doubt exists about Dreams’ ability to continue as a going concern.

(iii) During each of the years ended December 31, 2008 and December 31, 2007 and through September 30, 2009, there were no disagreements between Dreams and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Friedman would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no “reportable events” as that term is used in Item 304(a)(1)(v) of Regulation S-K occurring during the years ended December 31, 2008 and December 31, 2007 and through September 30, 2009.

(iv) Dreams provided Friedman with a copy of the foregoing disclosures and requested that Friedman review such disclosures and furnish a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with such statements. The response letter from Friedman is attached hereto as an exhibit.

(b) Engagement of Kramer Weisman & Associates, LLP

On October 1, 2009, Dreams retained Kramer Weisman & Associates (“Kramer”), as its new independent registered public accounting firm. The decision to retain Kramer as Dreams’ independent registered public accounting firm was made by the Audit Committee of Dreams’ Board of Directors on September 30, 3009. Dreams engaged Kramer to audit Dreams’ financial statements for the year ending December 31, 2009. During the years ended December 31, 2008 and December 31, 2007 and through September 30, 2009, neither Dreams or anyone on Dreams’ behalf has consulted with Kramer regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Dreams’ financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16	Letter from Friedman, Cohen, Taubman & Company, LLC, dated October 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 5, 2009	DREAMS, INC.

	By:	/S/ ROSS TANNENBAUM
Ross Tannenbaum
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16	Letter from Friedman, Cohen, Taubman & Company, LLC, dated October 2, 2009.

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